EXHIBIT 99.1

             DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                  JULY 7, 2003




 RIG NAME              WD           DESIGN               LOCATION            STATUS*                  OPERATOR
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest           3,500'    Victory Class                GOM             Contracted              Murphy
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star            5,500'    Victory Class                GOM             Contracted             Kerr McGee
------------------------------------------------------------------------------------------------------------------------------------
Ocean America         5,500'    Ocean Odyssey                GOM             Contracted              Devon
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant         5,500'    Ocean Odyssey                GOM             Contracted              Devon
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory         5,500'    Victory Class                GOM                Idle                   -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence      7,500'    DP Aker H-3.2 Modified       GOM             Contracted               BP
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador      1,100'    Bethlehem SS-2000            GOM             Contracted              PEMEX
------------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington     1,500'    Aker H-3                    Ghana            Contracted              PEMEX
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord         2,200'    F&G SS-2000                  GOM             Contracted              Kerr McGee
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington       2,200'    F&G SS-2000                  GOM             Contracted             Walter Oil & Gas
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga        2,200'    F&G SS-2000                  GOM             Contracted              Westport
------------------------------------------------------------------------------------------------------------------------------------
Ocean Worker          3,500'    F&G 9500 Enhanced            GOM             Contracted
                                Pacesetter                                                            LLOG
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (11)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader        200'      Mat Cantilever               GOM             Contracted             Walter Oil & Gas
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake           200'      Mat Cantilever               GOM             Contracted             ChevronTexaco
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia        250'      Independent Leg              GOM             Contracted
                                Cantilever                                                           Noble Energy
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan         300'      Independent Leg              GOM             Contracted
                                Cantilever                                                           Noble Energy
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur            300'      Independent Leg              GOM             Contracted
                                Cantilever                                                            Newfield
------------------------------------------------------------------------------------------------------------------------------------
Ocean King            300'      Independent Leg              GOM             Contracted
                                Cantilever                                                           BP America
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget          300'      Independent Leg              GOM             Contracted
                                Cantilever                                                           Taylor Energy
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit          300'      Independent Leg              GOM             Contracted
                                Cantilever                                                            Spinnaker
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick         300'      Independent Leg              GOM             Contracted
                                Cantilever                                                            BP America
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan           350'      Independent Leg Slot         GOM       Shipyard for cantilever
                                                                              upgrade                     -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower           350'      Independent Leg              GOM             Contracted
                                Cantilever                                                            Ridgelake Energy
------------------------------------------------------------------------------------------------------------------------------------


                                       1

 RIG NAME             WD           DESIGN               LOCATION            STATUS*                   OPERATOR
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (14)
------------------------------------------------------------------------------------------------------------------------------------
AFRICA
------
------------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot         1,500'    Bingo 3000               South Africa        Contracted               Pioneer
------------------------------------------------------------------------------------------------------------------------------------
NORTH SEA
---------
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad           1,200'    Aker H-3                  North Sea          Contracted               PetroCanada
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian        1,500'    Earl & Wright Sedco 711   North Sea          Contracted
                                Series                                                                  Shell
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess        1,500'    Aker H-3                  North Sea          Contracted                Talisman
------------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard        1,500'    Bingo 3000                North Sea              _                       -
------------------------------------------------------------------------------------------------------------------------------------
AUSTRALASIA
-----------
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty          1,500'    Victory Class             Australia          Contracted                Inpex
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch           1,640'    Korkut                    Australia             Idle                     -
------------------------------------------------------------------------------------------------------------------------------------
Ocean General         1,640'    Korkut                     Vietnam           Contracted            PetroVietnam
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness        7,000'    Victory Class             Indonesia          Contracted              Unocal
------------------------------------------------------------------------------------------------------------------------------------
Ocean Rover           7,000'    Victory Class             Singapore       Shipyard Upgrade             -
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL
------
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown        2,850'    F&G SS-2000                 Brazil           Contracted               Shell
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy           3,300'    DP DYVI Super Yatzy         Brazil           Contracted              Petrobras
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner          3,500'    Aker H-3                    Brazil           Contracted              Petrobras
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance        5,000'    Alliance Class              Brazil           Contracted              Petrobras
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper         7,500'    DP Fluor/Mitsubishi         Brazil           Contracted              Petrobras
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign       250'      Independent Leg            Indonesia             Idle
                                Cantilever                                                              -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage        300'      Independent Leg            Indonesia          Contracted
                                Cantilever                                                            CNOOC
------------------------------------------------------------------------------------------------------------------------------------


                                       2

 RIG NAME           WD             DESIGN               LOCATION            STATUS*                   OPERATOR
------------------------------------------------------------------------------------------------------------------------------------
COLD STACKED (7)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator       600'      Aker H-3                  S. Africa         Cold Stacked                -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Century         800'      Korkut                       GOM            Cold Stacked                -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Prospector      1,700'    Victory Class                GOM            Cold Stacked                -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion        250'      Mat Slot                     GOM            Cold Stacked                -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor        2,000'    Victory Class                GOM            Cold Stacked                -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager         3,200'    Victory Class                GOM            Cold Stacked                -
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era         1,500'    Korkut                       GOM            Cold Stacked                -
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
  EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **


             DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                  JULY 7, 2003


 RIG NAME                    CURRENT TERM        DAYRATE (000S)     START DATE
----------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
----------------------------------------------------------------------------------------
Ocean Quest                one well plus option      low 50's        mid June 2003
----------------------------------------------------------------------------------------
Ocean Star                 nine month term work      mid 80's      early March 2003
----------------------------------------------------------------------------------------
Ocean America                    one well           upper 60's      early June 2003
----------------------------------------------------------------------------------------
Ocean Valiant                    one well           upper 50's      late April 2003
----------------------------------------------------------------------------------------
Ocean Victory                        -                  -                  -
----------------------------------------------------------------------------------------
Ocean Confidence              five-year term          170's       early January 2001
----------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (6)
----------------------------------------------------------------------------------------
Ocean Ambassador            four year term work      mid 50's       late July 2003
----------------------------------------------------------------------------------------
Ocean Whittington           four year term work      low 60's       late July 2003
----------------------------------------------------------------------------------------
Ocean Concord              two wells plus option     mid 40's       early July 2003
----------------------------------------------------------------------------------------
Ocean Lexington            second of two wells     upper 30's      early May 2003
----------------------------------------------------------------------------------------
Ocean Saratoga             one well plus option     upper 30's         mid June
----------------------------------------------------------------------------------------
Ocean Worker                     one well            mid 40's       late April 2003
----------------------------------------------------------------------------------------
DOMESTIC JACKUPS (11)
----------------------------------------------------------------------------------------
Ocean Crusader           first of two wells plus     low 20's       late June 2003
                                option
----------------------------------------------------------------------------------------
Ocean Drake                    12 months             low 20's      late August 2002
----------------------------------------------------------------------------------------
Ocean Columbia                   one well            mid 20's       early June 2003
----------------------------------------------------------------------------------------
Ocean Spartan              one well plus option      low 20's        mid May 2003
----------------------------------------------------------------------------------------
Ocean Spur                       one well            mid 20's       late June 2003
----------------------------------------------------------------------------------------
Ocean King                    multiple wells         mid 20's      early April 2003
----------------------------------------------------------------------------------------
Ocean Nugget             sixth of seven wells plus   mid 20's       mid March 2003
                                 option
----------------------------------------------------------------------------------------
Ocean Summit               one well plus option      mid 20's       early July 2003
----------------------------------------------------------------------------------------
Ocean Warwick                 multiple wells         mid 20's       mid April 2003
----------------------------------------------------------------------------------------
Ocean Titan                          -                  -                  -
----------------------------------------------------------------------------------------
Ocean Tower              second of three wells    upper 20's       mid May 2003
----------------------------------------------------------------------------------------


                                       1

 RIG NAME                    CURRENT TERM        DAYRATE (000S)     START DATE
----------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (14)
----------------------------------------------------------------------------------------
AFRICA
------
----------------------------------------------------------------------------------------
Ocean Patriot              third of three wells     upper 50's     early April 2003
----------------------------------------------------------------------------------------
NORTH SEA
---------
----------------------------------------------------------------------------------------
Ocean Nomad                one well plus option      mid 40's        mid June 2003
----------------------------------------------------------------------------------------
Ocean Guardian           one year plus one year      low 50's      early April 2003
                                option
----------------------------------------------------------------------------------------
Ocean Princess           first of two wells plus     low 40's        late May 2003
                                option
----------------------------------------------------------------------------------------
Ocean Vanguard                       _                  _                  _
----------------------------------------------------------------------------------------
AUSTRALASIA
-----------
----------------------------------------------------------------------------------------
Ocean Bounty               three wells plus two     lower 70's       mid June 2003
----------------------------------------------------------------------------------------
Ocean Epoch                          -                  -                  -
----------------------------------------------------------------------------------------
Ocean General              First of three wells      mid 50's        mid May 2003
----------------------------------------------------------------------------------------
Ocean Baroness             400 days plus option       110's         late March 2003
----------------------------------------------------------------------------------------
Ocean Rover                          -                  -         early January 2002
----------------------------------------------------------------------------------------
BRAZIL
------
----------------------------------------------------------------------------------------
Ocean Yorktown           15-well development plus    low 60's     mid September 2001
                                options
----------------------------------------------------------------------------------------
Ocean Yatzy              five-year term plus option   120's       early November 1998
----------------------------------------------------------------------------------------
Ocean Winner                one year extension       low 60's     early November 2002
----------------------------------------------------------------------------------------
Ocean Alliance              four-year contract        110's      early September 2000
----------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
----------------------------------------------------------------------------------------
Ocean Clipper               one-year extension        100's        mid February 2003
----------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS (2)
----------------------------------------------------------------------------------------
Ocean Sovereign                       -                  -                  -
----------------------------------------------------------------------------------------
Ocean Heritage              12 month term program    upper 40's    late December 2002
----------------------------------------------------------------------------------------


                                        2

 RIG NAME                    CURRENT TERM        DAYRATE (000S)     START DATE
----------------------------------------------------------------------------------------
COLD STACKED (7)
----------------------------------------------------------------------------------------
Ocean Liberator                      -                  -                  -
----------------------------------------------------------------------------------------
Ocean Century                        -                  -                  -
----------------------------------------------------------------------------------------
Ocean Prospector                     -                  -                  -
----------------------------------------------------------------------------------------
Ocean Champion                       -                  -                  -
----------------------------------------------------------------------------------------
Ocean Endeavor                       -                  -                  -
----------------------------------------------------------------------------------------
Ocean Voyager                        -                  -                  -
----------------------------------------------------------------------------------------
Ocean New Era                        -                  -                  -
----------------------------------------------------------------------------------------

NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **


             DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                  JULY 7, 2003


 RIG NAME                ESTIMATED END DATE    FUTURE CONTRACT AND OTHER INFORMATION
---------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
---------------------------------------------------------------------------------------------------
Ocean Quest                  mid July 2003       available
---------------------------------------------------------------------------------------------------
Ocean Star                 late October 2003     available.
---------------------------------------------------------------------------------------------------
Ocean America                late July 2003      available
---------------------------------------------------------------------------------------------------
Ocean Valiant              early August 2003     available.
---------------------------------------------------------------------------------------------------
Ocean Victory                      -             available
---------------------------------------------------------------------------------------------------
Ocean Confidence           early January 2006    available.
---------------------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (6)
---------------------------------------------------------------------------------------------------
Ocean Ambassador           mid December 2007     Preparing for PEMEX work
---------------------------------------------------------------------------------------------------
Ocean Whittington          early October 2006    Preparing for PEMEX contract; currently under tow
                                                 from Ghana.
---------------------------------------------------------------------------------------------------
Ocean Concord              early October 2003    available
---------------------------------------------------------------------------------------------------
Ocean Lexington              late July 2003      available
---------------------------------------------------------------------------------------------------
Ocean Saratoga               late July 2003      available
---------------------------------------------------------------------------------------------------
Ocean Worker                 mid July 2003       Prepare for PEMEX contract work beginning late July;
                                                 four year term work in GOM in upper 60' s ending
                                                 in late July 2007.
---------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (11)
---------------------------------------------------------------------------------------------------
Ocean Crusader              late August 2003     available
---------------------------------------------------------------------------------------------------
Ocean Drake                 late August 2003     Rig currently scheduled for 30-day downtime during
                                                 current contract for survey beginning early 3rd Qtr.
---------------------------------------------------------------------------------------------------
Ocean Columbia               late July 2003      available
---------------------------------------------------------------------------------------------------
Ocean Spartan                mid July 2003       available.
---------------------------------------------------------------------------------------------------
Ocean Spur                  late August 2003     available.
---------------------------------------------------------------------------------------------------
Ocean King                 early August 2003     available
---------------------------------------------------------------------------------------------------
Ocean Nugget                late August 2003     available.
---------------------------------------------------------------------------------------------------
Ocean Summit                mid August 2003      available
---------------------------------------------------------------------------------------------------
Ocean Warwick              early August 2003     available
---------------------------------------------------------------------------------------------------
Ocean Titan                        -             Cantilever upgrade ending late October 2003.
---------------------------------------------------------------------------------------------------
Ocean Tower                  late July 2003      One well with Merit Energy in upper 20's beginning
                                                 late July and ending early September 2003.
---------------------------------------------------------------------------------------------------

                                       1

 RIG NAME                ESTIMATED END DATE          FUTURE CONTRACT AND OTHER INFORMATION
--------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (14)
---------------------------------------------------------------------------------------------------
AFRICA
------
---------------------------------------------------------------------------------------------------
Ocean Patriot               mid August 2003      available
---------------------------------------------------------------------------------------------------
NORTH SEA
---------
---------------------------------------------------------------------------------------------------
Ocean Nomad               early September 2003   available
---------------------------------------------------------------------------------------------------
Ocean Guardian              late March 2004      available
---------------------------------------------------------------------------------------------------
Ocean Princess              mid October 2003     available
---------------------------------------------------------------------------------------------------
Ocean Vanguard                     _             Survey complete July 2003; then available
---------------------------------------------------------------------------------------------------
AUSTRALASIA
-----------
---------------------------------------------------------------------------------------------------
Ocean Bounty               late January 2004     available
---------------------------------------------------------------------------------------------------
Ocean Epoch                        -             available.
---------------------------------------------------------------------------------------------------
Ocean General               late August 2003     Three wells plus option with Petro Vietnam in Viet
                                                 Nam in mid 50's beginning in late August and ending
                                                 in late January 2004.
---------------------------------------------------------------------------------------------------
Ocean Baroness               early May 2004      available.
---------------------------------------------------------------------------------------------------
Ocean Rover                        -             Upgrade estimated completion early 3rd Qtr. 2003,
                                                 followed by LOI for 3 well program with Murphy in
                                                 Malaysia in 110's ending late November 2003.
---------------------------------------------------------------------------------------------------
BRAZIL
------
---------------------------------------------------------------------------------------------------
Ocean Yorktown              early July 2003      available.
---------------------------------------------------------------------------------------------------
Ocean Yatzy               early November 2003    available.
---------------------------------------------------------------------------------------------------
Ocean Winner              early November 2003    Scheduled for survey in 3rd Qtr. Estimated downtime
                                                 60 days.
---------------------------------------------------------------------------------------------------
Ocean Alliance            early September 2004   Scheduled for survey in 4th Qtr. Estimated downtime
                                                 60 days.
---------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
---------------------------------------------------------------------------------------------------
Ocean Clipper              early January 2004     available.
---------------------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS (2)
---------------------------------------------------------------------------------------------------
Ocean Sovereign                     -             available
---------------------------------------------------------------------------------------------------
Ocean Heritage                late July 2003      Early termination provision exercised (30 days);
                                                  available
---------------------------------------------------------------------------------------------------


                                      2

 RIG NAME                ESTIMATED END DATE      FUTURE CONTRACT AND OTHER INFORMATION
--------------------------------------------------------------------------------------------------
COLD STACKED (7)
---------------------------------------------------------------------------------------------------
Ocean Liberator                    -             Cold stacked Nov. '02
---------------------------------------------------------------------------------------------------
Ocean Century                      -             Cold stacked July '98
---------------------------------------------------------------------------------------------------
Ocean Prospector                   -             Cold stacked Oct. '99
---------------------------------------------------------------------------------------------------
Ocean Champion                     -             Cold Stacked Feb. '02
---------------------------------------------------------------------------------------------------
Ocean Endeavor                     -             Cold stacked March '02
---------------------------------------------------------------------------------------------------
Ocean Voyager                      -             Cold stacked March '02
---------------------------------------------------------------------------------------------------
Ocean New Era                      -             Cold stacked Dec. '02
---------------------------------------------------------------------------------------------------

NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
   EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico


                              ** TABLE COMPLETE **

                                       3